UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

LTC Properties, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LTC PROPERTIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 LTC PROPERTIES, INC. 2025 Annual Meeting Vote by May 27, 2025 11:59 PM ET You invested in LTC PROPERTIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025. Vote Virtually at the Meeting* May 28, 2025 2:00 PM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/LTC2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69963-P27588 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69964-P27588 1. Election of Directors: Six directors will be elected to hold office until the 2026 Annual Meeting of Stockholders, and in each case, until their respective successors have been duly elected and qualified: 1a. Cornelia Cheng For 1b. David L. Gruber For 1c. Jeffrey C. Hawken For 1d. Bradley J. Preber For 1e. Wendy L. Simpson For 1f. Timothy J. Triche For 2. Advisory vote to approve named executive officer compensation. For 3. Ratification of independent registered public accounting firm. For 4. To approve the amendment and restatement of our company’s Charter to increase the number of authorized shares of common stock from 60,000,000 shares to 110,000,000 shares. For NOTE: In their discretion, the proxies named are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement therefor.